WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 2, 1999

                               MICHAEL FOODS, INC.
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             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
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                 (State or other jurisdiction of incorporation)

            0-15638                                    41-0498850
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(Commission File Number)                      (IRS Employer Identification No.)

Suite 324, Park National Bank Bldg.
5353 Wayzata Boulevard
Minneapolis, Minnesota                         55416
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(Address of principal executive offices)     (Zip Code)

       (Registrant's telephone number, including area code) (612) 546-1500

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On February 2, 1999, Kohler Mix Specialties, Inc. ("Kohler"), a subsidiary of Michael Foods, Inc. (the "Company"), announced the voluntary recall of single serve 2% milk in 10 ounce paper cartons produced for Land O'Lakes on December 23 and December 24, 1998 due to possible contamination of the product with Listeria monocytgenes. On February 6, 1999, Kohler announced its expansion of the voluntary recall to include all cartoned dairy products produced at Kohler's White Bear Lake, Minnesota plant from December 23, 1998 to February 5, 1999. On February 16, 1999, Kohler received permission to restart a section of its plant after filing its detailed action plan

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with the Minnesota Department of Agriculture. Further information is included in the exhibits filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  EXHIBIT NUMBER   DESCRIPTION
                  --------------   -----------

                       99.1 News release of Michael Foods, Inc., issued February 2, 1999, regarding product recall.

                       99.2 News release of Michael Foods, Inc., issued February 6, 1999, regarding expansion of product recall.

                       99.3        News release of Michael Foods,
                                   Inc., issued February 8, 1999,
                                   regarding voluntary product recall.

                       99.4        News release of Minnesota
                                   Department of Agriculture issued
                                   February 16, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MICHAEL FOODS, INC.


Dated: February 25, 1999              By: /s/ John D. Reedy
                                          --------------------------------
                                          John D. Reedy, Vice President-Finance
                                          Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

         EXHIBIT NUMBER         DESCRIPTION                                 PAGE
         --------------         -----------                                 ----

              99.1              News release of Michael Foods, Inc.,         4
                                issued February 2, 1999, regarding
                                product recall.

              99.2              News release of Michael Foods, Inc.,         5
                                issued February 6, 1999, regarding
                                expansion of product recall.

              99.3              News release of Michael Foods,               9
                                Inc., issued February 8, 1999,
                                regarding voluntary product recall.

              99.4              News release of Minnesota                   11
                                Department of Agriculture
                                issued February 16, 1999.


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